Exhibit 10.5

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                               OPERATING AGREEMENT


                                       OF


                           MATRIX ASSET MANAGEMENT LLC



                     (A DELAWARE LIMITED LIABILITY COMPANY)



                       ----------------------------------
                         Dated as of September 10, 2004
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                                                       TABLE OF CONTENTS
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                                                         ARTICLE I.
                                                 DEFINITIONS; CONSTRUCTION
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         Section 1.1.  Defined Terms..............................................................................1
         Section 1.2.  Principles of Construction.................................................................8

                                                        ARTICLE II.
                                                        ORGANIZATION

         Section 2.1.  Name.......................................................................................8
         Section 2.2.  Management Committee.......................................................................8
         Section 2.3.  Place of Principal Office; Registered Agent................................................9
         Section 2.4.  Purpose and Limitations on Activities......................................................9
         Section 2.5.  Term.......................................................................................9
         Section 2.6.  Fiscal Year................................................................................9
         Section 2.7.  Filings....................................................................................9
         Section 2.8.  Limitations on Company Powers..............................................................9
         Section 2.9.  No State-Law Partnership...................................................................9
         Section 2.10.  Admission of Members.....................................................................10

                                                        ARTICLE III.
                                                          CAPITAL

         Section 3.1.  Capital Contributions.....................................................................10
         Section 3.2.  Additional Capital Contributions; New Members.............................................10
         Section 3.3.  Return of Capital; Interest...............................................................11

                                                        ARTICLE IV.
                                         MEMBERSHIP INTERESTS AND CAPITAL ACCOUNTS

         Section 4.1.  Company Interests.........................................................................11
         Section 4.2.  Capital Accounts..........................................................................11
         Section 4.3.  Purchase or Redemption of Membership Interests............................................12
         Section 4.4.  Membership Interest Certificates..........................................................12

                                                         ARTICLE V.
                                                        ALLOCATIONS

         Section 5.1.  Allocation of Net Income and Net Loss.....................................................13
         Section 5.2.  Limitation on Loss Allocation.............................................................13
         Section 5.3.  Special Allocations.......................................................................14
         Section 5.4.  Tax Incidents.............................................................................16
         Section 5.5.  Section 704(c) Allocations................................................................16
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                                                        ARTICLE VI.
                                                       DISTRIBUTIONS
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         Section 6.1.  Distributions.............................................................................16
         Section 6.2.  Form of Distribution......................................................................17
         Section 6.3.  Withholding Taxes.........................................................................17

                                                        ARTICLE VII.
                                                 OPERATIONS AND MANAGEMENT

         Section 7.1.  Exclusive Authority to Manage.............................................................18
         Section 7.2.  Indemnification and Liability.............................................................20
         Section 7.3.  Transactions with Affiliates..............................................................21
         Section 7.4.  Officers..................................................................................21

                                                       ARTICLE VIII.
                                                  THE MANAGEMENT COMMITTEE

         Section 8.1.  Generally.................................................................................24
         Section 8.2.  Membership................................................................................24
         Section 8.3.  Meetings and Approval Requirements........................................................24

                                                        ARTICLE IX.
                                            ACCOUNTING AND RECORDS; TAX MATTERS

         Section 9.1.  Books and Records.........................................................................26
         Section 9.2.  Reports; Tax Returns......................................................................26
         Section 9.3.  Inspection of Company Records.............................................................26
         Section 9.4.  Tax Elections; Tax Matters Member.........................................................26
         Section 9.5.  Financial Statements......................................................................27

                                                         ARTICLE X.
                                                         TRANSFERS

         Section 10.1.  Transfers................................................................................28
         Section 10.2.  Matrix Put Option; First American Call Option............................................28
         Section 10.3.  Company Restriction......................................................................30
         Section 10.4.  Transfer Documentation...................................................................30

                                                        ARTICLE XI.
                                  DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY

         Section 11.1.  Limitations..............................................................................31
         Section 11.2.  Exclusive Causes.........................................................................31
         Section 11.3.  Liquidation..............................................................................31
         Section 11.4.  Continuation of the Company..............................................................32
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                                                        ARTICLE XII.
                                                       MISCELLANEOUS
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         Section 12.1.  Binding Effect...........................................................................32
         Section 12.2.  Notices..................................................................................32
         Section 12.3.  Entire Agreement.........................................................................33
         Section 12.4.  Section Headings.........................................................................33
         Section 12.5.  Counterparts.............................................................................33
         Section 12.6.  Severability.............................................................................33
         Section 12.7.  Governing Law............................................................................33
         Section 12.8.  Incorporation by Reference...............................................................33
         Section 12.9.  Limitation on Liability..................................................................33
         Section 12.10.  Amendment, Waiver or Modification.......................................................34
         Section 12.11.  Variation of Pronouns...................................................................34
         Section 12.12.  Further Action..........................................................................34
         Section 12.13.  Investment Representations..............................................................34
         Section 12.14.  Publicly Traded Partnership Provision...................................................34
         Section 12.15.  Nature of Interests.....................................................................35


                                                          EXHIBITS
         Exhibit A         List of Members, Capital Contributions and Percentage Interests
         Exhibit B         Certificate of Formation

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                                                          (iii)
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                               OPERATING AGREEMENT
                                       OF
                           MATRIX ASSET MANAGEMENT LLC


     This OPERATING AGREEMENT OF MATRIX ASSET MANAGEMENT LLC, a Delaware limited liability company (the "Company"), is entered into as of September 10, 2004, by and between FIRST AMERICAN REAL ESTATE SOLUTIONS LLC, a California limited liability company ("First American"); and MATRIX ASSET MANAGEMENT CORPORATION, a Colorado corporation ("Matrix"; First American and Matrix, together with any other member admitted to the Company pursuant to the terms of this Agreement, the "Members").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company was formed on August 20, 2004 pursuant to the Act;

     WHEREAS, the Members desire to participate in such a limited liability company for the purpose of providing asset disposition and default management services to owners and managers of real estate owned portfolios, together with related products and services, and for any other purposes permitted by the Act which are approved by the Members in accordance with this Agreement; and

     WHEREAS, the Members have concluded that such business may be conducted most effectively in the form of a limited liability company among them in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                            DEFINITIONS; CONSTRUCTION

     Section 1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Act" shall mean the Delaware Limited Liability Company Act (currently Chapter 18 of Title 6 of the Delaware Code), as amended from time to time.

     "Additional  Capital  Contribution"  shall  have the  meaning  set forth in
Section 3.2(a).

     "Adjusted Asset Value" shall mean, with respect to any asset, such asset's Adjusted Tax Basis, except as follows:

          (a) the initial Adjusted Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset,

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     as set forth on  Exhibit  A hereto  with  respect  to the  initial  Capital
     Contributions described in Section 3.1 and, in all other instances, as agreed to by the contributing Member and the Management Committee;

          (b) the Adjusted Asset Value of all Company assets shall be adjusted to equal their respective fair market values as of the times described in subsections (i), (ii) and (iii) of Section 4.2(b) in accordance with
     Section 4.2(b); and

          (c) the Adjusted Asset Value of any Company asset distributed to any Member shall be the fair market value of such asset on the date of distribution, as reasonably determined by the Management Committee.

If the Adjusted Asset Value of an asset has been determined or adjusted pursuant to paragraphs (a) or (b) of this definition, such Adjusted Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Loss.

     "Adjusted Capital Account Deficit" shall mean, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the applicable Fiscal Year after (a) crediting thereto any amounts which such Member is, or is deemed to be, obligated to restore pursuant to Treasury Regulations ss. 1.704-2(g)(1) and ss. 1.704-2(i)(5) and (b) debiting such Capital Account by the amount of the items described in Treasury Regulations ss. 1.704-1(b)(2)(ii)(d)(4), (5) and (6). The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations ss. 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Adjusted Earnings" means, as to the Company and for any period, the profits of the Company and its subsidiaries, if any, for such period, before interest expense and provision for taxes and without giving effect to any extraordinary gains or losses and gains or losses from sales of assets; provided that costs directly associated with the transactions contemplated by Section 2.2 of the Contribution Agreement, including interest payable on the promissory note in the principal amount of $5,000,000 made by First American in favor of Matrix, shall not be taken into account in the calculation of Adjusted Earnings.

     "Adjusted Tax Basis" shall mean, with respect to (i) any item of property of the Company or (ii) any Membership Interest (or portion thereof), the adjusted basis thereof for determining gain or loss within the meaning of
Section 1011 of the Code.

     "Affiliate" shall mean and include, with reference to any Person, any other Person Controlling, Controlled by or under common Control with such Person.

     "Agreement" shall mean this Operating Agreement of MATRIX ASSET MANAGEMENT LLC, as amended, modified and supplemented from time to time.

     "Applicable Multiplier" shall mean as of any date of determination, (a) when used to determine the Put Price pursuant to Section 10.2(a)(iii), the Price

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to Earnings Ratio as of such date; provided,  however, that if such ratio is (i)
less than 5.00, the Applicable Multiplier shall be deemed to be 5.00, and (ii) greater than 8.00, the Applicable Multiplier shall be deemed to be 8.00; and (b) when used to determine the Call Price pursuant to Section 10.2(b)(iii), the Price to Earnings Ratio as of such date plus two (2); provided, however, that if such sum is (i) less than 7.00, the Applicable Multiplier shall be deemed to be 7.00, and (ii) greater than 10.00, the Applicable Multiplier shall be deemed to be 10.00.

     "Bankruptcy" shall mean, with respect to any Person, the occurrence of one or more of the following events:

          (a) such Person convenes a meeting of its creditors, takes any corporate action to authorize, proposes or makes any scheme or arrangement or composition with, or any assignment for the benefit of, its creditors, or such Person convenes a meeting for the purpose of considering a resolution for the liquidation or winding up of its business or a resolution for the making of a petition for liquidation, reorganization or other relief under any Bankruptcy Law;

          (b) such Person commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Bankruptcy Law or seeking the appointment of a trustee, examiner, liquidator, administrator, receiver, custodian or similar official of such Person or any material part of its the business or assets, consents to any such relief or to the appointment of or taking possession by any such official or takes any corporate action to authorize any of the foregoing;

          (c) an involuntary case or other proceeding shall be commenced against such Person seeking liquidation, reorganization or other relief with respect to such Person or its debts under any Bankruptcy Law or seeking the appointment of a trustee, examiner, liquidator, administrator, receiver, custodian or similar official of such Person or any material part of its business or assets, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or a decree or order for relief shall be entered against such Person under any Bankruptcy Law; or

          (d) any event occurs, circumstance arises or proceeding is taken with respect to such Person in any jurisdiction to which such Person is subject that has a purpose or an effect equivalent or similar to any of the events mentioned in clauses (a), (b) or (c) above.

     "Bankruptcy  Law" shall mean any  bankruptcy,  reorganization,  compromise,
arrangement,   insolvency,   readjustment  of  debt,   suspension  of  payments,
dissolution, liquidation or similar law, whether now or hereafter in effect.

     "Business" shall have the meaning set forth in Section 2.4.

     "Business Day" shall mean any day, excluding Saturday, Sunday or any day which shall be a legal holiday in the State of California or the State of Delaware.

     "Call Closing" shall have the meaning set forth in Section 10.2(b)(ii).

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     "Call  Exercise  Period"  shall  have the  meaning  set  forth  in  Section
10.2(b)(i).

     "Call Notice" shall have the meaning set forth in Section 10.2(b)(i).

     "Call Price" shall have the meaning set forth in Section 10.2(b)(iii).

     "Call Right" shall have the meaning set forth in Section 10.2(b)(i).

     "Called Interests" shall have the meaning set forth in Section 10.2(b)(i).

     "Capital Account" shall have the meaning set forth in Section 4.2(a).

     "Capital Contribution" shall mean an amount of cash and the fair market value of property other than cash contributed to the capital of the Company by a Member, including any Additional Capital Contributions of such Member.

     "Certificate of Formation" shall mean the Certificate of Formation of the Company, as amended from time to time. The initial Certificate of Formation is attached hereto as Exhibit B.

     "Code" shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

     "Company" shall have the meaning set forth in the first paragraph of this Agreement.

     "Company Minimum Gain" shall have the meaning attributed to "partnership minimum gain" as set forth in Treasury Regulations ss.ss. 1.704-2(b)(2) and 1.704-2(d).

     "Contribution Agreement" shall mean that certain Contribution and Sale Agreement, effective as of August 31, 2004, between First American and Matrix with respect to the Company.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Depreciation" shall mean, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other period; provided that if the Adjusted Asset Value of an asset differs from its Adjusted Tax Basis at the beginning of such Fiscal Year or other period, Depreciation shall be determined under Treasury Regulations ss. 1.704-1(b)(2)(iv)(g)(3) or Treasury Regulations ss. 1.704-3(d)(2), whichever is applicable.

     "Distributable Cash" shall mean the excess of the sum of cash receipts of all kinds of the Company, but excluding Capital Contributions made by Members, over the sum of cash disbursements for the expenses of the Company (or amounts reserved against liabilities (contingent or otherwise) of the Company, to pay

                                      -4-
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expenses of the Company or to make distributions of Tax Allowance Amounts),  all as determined in good faith by the Management Committee.

     "FAC" shall mean The First American Corporation, a California corporation.

     "FAC Fiscal Year" shall mean the fiscal year of FAC.

     "Financial Statements" shall have the meaning set forth in Section 9.2.

     "First American" shall have the meaning set forth in the introductory paragraph of this Agreement.

     "First American Managers" shall have the meaning set forth in Section 2.2.

     "Fiscal Quarter" shall mean each three (3) calendar month period ending March 31, June 30, September 30 and December 31.

     "Fiscal Year" shall have the meaning set forth in Section 2.6.

     "GAAP" shall have the meaning set forth in Section 9.1(a).

     "Management Committee" shall have the meaning set forth in Section 2.2.

     "Manager" shall have the meaning set forth in Section 2.2.

     "Matrix" shall have the meaning set forth in the introductory paragraph. "Matrix Manager" shall have the meaning set forth in Section 2.2.

     "Member" shall have the meaning set forth in the introductory paragraph of this Agreement.

     "Member Minimum Gain" shall mean an amount, determined in accordance with Treasury Regulations ss. 1.704-2(i)(3) with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability.

     "Member Nonrecourse Debt" shall have the meaning attributed to "partner nonrecourse debt" as set forth in Treasury Regulations ss. 1.704-2(b)(4).

     "Member Nonrecourse Deductions" shall have the meaning attributed to "partner nonrecourse deductions" as set forth in Treasury Regulations ss. 1.704-2(i).

     "Membership Interest" shall have the meaning set forth in Section 4.1.

     "Minimum   Call  Price"  shall  have  the  meaning  set  forth  in  Section
10.2(b)(iii).

     "Minimum   Put  Price"   shall  have  the  meaning  set  forth  in  Section
10.2(a)(iii).

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     "Net  Income" and "Net Loss" shall mean,  for each Fiscal  Year,  an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Section 703(a) of the Code (but including in taxable income or loss, for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code), with the following adjustments:

          (a) any income of the Company exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be added to such taxable income or loss;

          (b) any expenditures of the Company described in Section 705(a)(2)(B) of the Code (or treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treasury Regulations ss. 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be subtracted from such taxable income or loss;

          (c) in the event the fair market value of any Company asset is adjusted in accordance with Section 4.2(b), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

          (d) gain or loss resulting from any disposition of any asset of the Company with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the book value of the asset disposed of under Treasury Regulations ss. 1.704-1(b)(2)(iv), notwithstanding that the adjusted tax basis of such asset differs from such book value;

          (e) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing Net Income or Net Loss, there shall be taken into account Depreciation for such Fiscal Year computed in accordance with the definition of "Depreciation" in this Agreement; and

          (f) notwithstanding any other provision of this definition, any items which are allocated under Section 5.3 shall not be taken into account in the computation of "Net Income" or "Net Loss."

     "Net Worth" shall mean, as of any date of determination, an amount equal to the total tangible assets of the Company less the total liabilities of the Company, in each case determined pursuant to GAAP.

     "Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations ss. 1.704-2(b)(1).

     "Nonrecourse Liability" shall have the meaning set forth in Treasury Regulations ss. 1.704-2(b)(3).

     "Notices" shall have the meaning set forth in Section 12.2.

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     "Percentage Interest" shall have the meaning set forth in Section 4.1.

     "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or other department or agency thereof.

     "Price to Earnings Ratio" shall mean, as of any date of determination, (a) the closing price of Common shares of FAC, as reported on the New York Stock Exchange (or such other exchange or quotation system as such shares may be listed or quoted) on such date divided by (b) the quotient obtained by dividing
(i) the net income of FAC determined in accordance with GAAP for the twelve (12) calendar month period ended the last day of the Fiscal Quarter or FAC Fiscal Year, as applicable, ended immediately preceding the date of determination, and
(ii) the total number of Common shares of FAC outstanding on such date of determination.

     "Prime Rate" means, as of any date of determination, the per annum rate of interest specified as the Prime Rate in the Wall Street Journal published on such date, provided that for any date on which the Wall Street Journal is not published, "Prime Rate" means the per annum rate of interest specified as the Prime Rate in the Wall Street Journal last published before such date.

     "Put Closing" shall have the meaning set forth in Section 10.2(a)(ii).

     "Put  Exercise  Period"  shall  have  the  meaning  set  forth  in  Section
10.2(a)(i).

     "Put Interests" shall have the meaning set forth in Section 10.2(a)(i).

     "Put Notice" shall have the meaning set forth in Section 10.2(a)(i).

     "Put Price" shall have the meaning set forth in Section 10.2(a)(iii).

     "Put Right" shall have the meaning set forth in Section 10.2(a)(i).

     "Securities Acts" shall have the meaning set forth in Section 12.13.

     "Tax Allowance Amount" means, with respect to any Member, for any calendar quarter (a) forty percent (40%) of the excess of (i) such Member's share of the estimated net taxable income for such Fiscal Year allocable to such Member arising from its ownership of an interest in the Company calculated through such calendar quarter over (ii) any net losses (for income tax purposes) of the Company for prior Fiscal Years and such Fiscal Year that are allocable to such Member that were not previously utilized in the calculation of the Tax Allowance Amounts minus (b) all prior distributions (including distributions of Tax Allowance Amounts) for such Fiscal Year, all as determined by the Management Committee in good faith. The amount so determined by the Management Committee shall be the Tax Allowance Amount for such period and shall be final and binding on all Members.

     "Tax Matters Member" shall mean First American.

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     "Transfer"  means,  as a  noun,  any  transfer,  sale,  lease,  assignment, exchange, charge, pledge, gift, hypothecation, conveyance, encumbrance or other disposition whether direct or indirect, voluntary or involuntary, by operation of law or otherwise and, as a verb, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, to transfer, sell, lease, assign, exchange, charge, pledge, give, hypothecate, convey, encumber or otherwise dispose of.

     "Treasury Regulations" shall mean the applicable provisions of the income tax regulations promulgated under the Code, as amended from time to time, including the corresponding provisions of any succeeding regulations.

     Section 1.2. Principles of Construction.

     (a) All references to Articles, Sections, subsections and Exhibits are to Articles, Sections, subsections and Exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "including" is not limiting and means "including without limitation."

     (b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

     (c) The Table of Contents hereto and the Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     (d) This Agreement is the result of negotiations among, and has been reviewed by counsel to, the parties hereto and is the product of each of the parties hereto. Accordingly, it shall not be construed against any party hereto merely because of such party's involvement in its preparation.

                                  ARTICLE II.
                                 ORGANIZATION

     Section 2.1. Name. The name of the Company shall be "MATRIX ASSET MANAGEMENT LLC." All business of the Company shall be conducted under such name.

     Section 2.2. Management Committee. The Members shall collectively appoint four (4) individuals to act as "managers" of the Company within the meaning of the Act (the "Managers") with the authority to manage the Company as a Management Committee (the "Management Committee") in the following manner: (a) Matrix shall be entitled to appoint one (1) Manager (the "Matrix Manager") and
(b) First American shall be entitled to appoint three (3) Managers (the "First American Managers"). The initial Managers forming the Management Committee are as follows: (x) Matrix hereby appoints Richard V. Schmitz as the initial Matrix Manager and (y) First American hereby appoints Dennis Gilmore, Chris Leavell and Jerry Hoerauf as the initial First American Managers. Each Manager shall hold office until his or her death, resignation or removal, as set forth in Section 7.1.

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     Section 2.3. Place of Principal  Office;  Registered  Agent. The address of the principal office of the Company shall be 717 17th Street, Suite 200, Denver, Colorado 80202. The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Management Committee may at any time on 10 days prior Notice to all Members change the location of the Company's principal office or change the registered agent.

     Section 2.4. Purpose and Limitations on Activities. The Company is organized for the purpose of providing asset disposition and default management services to owners and managers of real estate owned portfolios, together with related products and services, and for any other purposes permitted by the Act that are approved by the Management Committee (the "Business").

     Section 2.5. Term. The Company shall continue in existence from the date hereof until the Company is terminated pursuant to Article XI.

     Section 2.6. Fiscal Year. The fiscal year of the Company (the "Fiscal Year") shall be the calendar year.

     Section 2.7. Filings.

     (a) The Certificate of Formation was filed with the Secretary of State of Delaware on August 20, 2004, by an "authorized person" within the meaning of the Act, and the Members hereby ratify and approve such filing. The Management Committee shall use commercially reasonable efforts to cause amendments to the Certificate of Formation to be executed and filed whenever required by the Act.

     (b) The Management Committee shall use commercially reasonable efforts to take such other actions as may be reasonably necessary to perfect and maintain the status of the Company as a limited liability company under the laws of the State of Delaware.

     (c) Subject to Section 2.8, the Management Committee shall cause the Company to be qualified, formed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company transacts business in which such qualification, formation or registration is required or desirable. Subject to Section 2.8, the Management Committee, shall execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

     Section 2.8. Limitations on Company Powers. Notwithstanding anything contained herein to the contrary, the Company shall not do business in any jurisdiction that would jeopardize the limitation on liability afforded to the Members under the Act or this Agreement.

     Section 2.9. No State-Law Partnership. The Members intend that the Company shall not be a partnership (including a limited partnership) or joint venture, and that no Member be an agent, partner or joint venturer of any other Member for any purposes other than U.S. federal and state tax purposes, and this Agreement shall not be construed to suggest otherwise.

     Section 2.10. Admission of Members. Upon execution of this Agreement, each Member shall be admitted to the Company as a Member and shall have contributed to the capital of the Company its Capital Contribution as set forth in Section 3.1.

                                  ARTICLE III.
                                    CAPITAL

     Section 3.1. Capital Contributions. Simultaneously with the execution of this Agreement, each Member shall make a Capital Contribution to the Company as provided in the Contribution Agreement, the mutually agreed fair market value of which is set forth opposite such Member's name in Exhibit A.

     Section 3.2. Additional Capital Contributions; New Members.

     (a) Except as set forth in Section 3.1 above and this Section 3.2, no Member shall be required to make any Capital Contributions. To the extent unanimously approved by the Members, from time to time additional Capital Contributions ("Additional Capital Contributions") may be called for from the Members if the Members determine that such Additional Capital Contributions are necessary for the conduct of the Company's business. In that event, the Members shall have the opportunity, but not the obligation, to participate in such Additional Capital Contributions on a pro rata basis in accordance with their Percentage Interests. In the event that Additional Capital Contributions are not made in accordance with Percentage Interests, the Percentage Interest of each Member shall be adjusted by increasing or decreasing, as applicable, such Percentage Interest to equal the percentage which such Member's Capital Account bears to the total of all Capital Accounts of all Members as a result of such Additional Capital Contributions after first adjusting such Capital Accounts to reflect the fair market value of the assets of the Company as permitted by Treasury Regulations ss.1.704-1(b)(2)(iv)(f), such adjustment to be made prior to taking into account the Additional Capital Contributions. If an adjustment is made pursuant to this Section 3.2(a), Exhibit A and the books and records of the Company shall be amended accordingly.

     (b) Subject to the approval of the Members pursuant to Section 7.1(f), the Management Committee may issue additional Membership Interests and thereby admit a new Member or new Members, as the case may be, to the Company, only if such new Member (i) has delivered to the Company its Capital Contribution, (ii) has agreed in writing to be bound by the terms of this Agreement by becoming a party hereto and (iii) has delivered such additional documentation as the Management Committee shall reasonably require to so admit such new Member to the Company. Upon the admission of any new Member to the Company pursuant to this Section 3.2(b) the Percentage Interests of the Members shall be adjusted to reflect the admission of such new Member, based upon the Capital Accounts of the Members in the case of the existing Members, as adjusted pursuant to Section 4.2(b), immediately prior to the Capital Contribution of such new Member. If an adjustment is made pursuant to this Section 3.2(b), Exhibit A and the books and records of the Company shall be amended accordingly. No new Member will be admitted to the Company if the Company would or may, in the sole determination of the Management Committee, have in the aggregate more than one hundred (100) members. For purposes of determining the number of members under this Section 3.2(b), a person (the "beneficial owner") indirectly owning an interest in the Company through a partnership, grantor trust or S corporation (as such terms are used in the Code) (the "flow-through entity") shall be considered a member, but only if (x) substantially all of the value of the beneficial owner's interest in the flow-through entity is attributable to the flow-through entity's interest (direct or indirect) in the Company and (y) in the sole discretion of the Management Committee, a principal purpose of the use of the tiered arrangement is to permit the Company to satisfy the 100-member limitation.

     Section 3.3. Return of Capital; Interest. No Member shall be entitled to withdraw any part of its Capital Contribution, to receive interest or other earnings on its Capital Contribution or to receive any distributions from the Company, except as expressly provided in this Agreement. No Member shall be entitled to resign or withdraw from the Company except as expressly provided in this Agreement, and no Member shall be entitled to receive any distribution or otherwise receive the fair market value of its Membership Interest in compensation for any purported resignation or withdrawal not in accordance with the terms of this Agreement.

                                  ARTICLE IV.
                    MEMBERSHIP INTERESTS AND CAPITAL ACCOUNTS

     Section 4.1. Company Interests. A Member's "Membership Interest" shall mean the entire ownership interest of such Member in the Company, including any and all rights, powers and benefits accorded a Member under this Agreement and the duties and obligations of such Member hereunder. The "Percentage Interest" of each Member used in computing certain allocations and distributions to the Members pursuant to the terms of this Agreement shall be as set forth on Exhibit A as adjusted from time to time pursuant to the provisions of Section 3.2 hereof.

     Section 4.2. Capital Accounts.

     (a) A separate capital account ("Capital Account") shall be maintained for each Member in accordance with Treasury Regulations ss. 1.704-1(b)(2)(iv). Without limiting the foregoing, each Member's Capital Account shall be credited with the sum of (i) the amount of cash and the fair market value of other property (net of liabilities that the Company is considered to assume or take subject to) transferred by such Member to the Company as Capital Contributions and (ii) the amount of all income (or items thereof) credited to the account of such Member pursuant to Section 5.1 and Section 5.3. Each Member's Capital Account shall be reduced by the sum of (x) the cash and the fair market value of property distributed to it pursuant to this Agreement (net of liabilities that such Member is considered to assume or take subject to) and (y) allocations to it pursuant to Article V of deductions or loss (or items thereof). If any property other than cash is distributed to a Member, the Capital Accounts of the Members shall be adjusted as if the property had instead been sold by the Company for a price equal to its fair market value and the proceeds distributed. Upon liquidation and winding-up of the Company, any unsold Company property shall be valued to determine the gain or loss which would result if such property were sold at its fair market value at the time of such liquidation, and the Capital Accounts of the Members shall be adjusted to reflect how any such gain or loss would have been allocated under Article V if such property had been sold at the assigned values. No Member shall be obligated to restore any negative balance in its Capital Account. No Member shall be compensated for any positive balance in its Capital Account except as otherwise expressly provided herein. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the provisions of Treasury Regulations ss. 1.704-1(b)(2) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

     (b) The Capital Accounts of the Members shall be increased or decreased in accordance with Treasury Regulations ss. 1.704-1(b)(2)(iv)(f) to reflect a revaluation of the property of the Company on the Company's books as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations ss. 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clause (i) and clause (ii) of this sentence shall be made only if the Management Committee reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company.

     Section 4.3. Purchase or Redemption of Membership Interests. Except as may otherwise be expressly provided in this Agreement, the Company may not acquire, by purchase, redemption or otherwise, Membership Interests without the prior written approval of each Member.

     Section 4.4. Membership Interest Certificates.

     (a) Certificate. The Management Committee may determine that a Membership Interest will be represented by a certificate of membership. The exact contents of a certificate of membership may be determined by action of the Management Committee but shall be issued substantially in conformity with the following requirements. The certificates of membership shall be respectively numbered serially, as they are issued, shall be impressed with the Company seal or a facsimile thereof, if any, and shall be signed by at least two (2) Managers of the Company. Each certificate of membership shall state the name of the Company, the fact that the Company is organized under the laws of the State of Delaware as a limited liability company, the name of the person to whom the certificate is issued, the date of issue, and the Percentage Interest represented thereby. A statement of the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the Membership Interest, if any, shall be set forth in full or summarized on the face or back of the certificates which the Company shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any holder of a Membership Interest upon request without charge. Each certificate of membership shall be otherwise in such form as may be determined by the Management Committee.

     (b) Cancellation of Certificate. Except as herein provided with respect to lost, stolen, or destroyed certificates, no new certificates of membership shall be issued in lieu of previously issued certificates of membership until former certificates for a like number of Membership Interests shall have been surrendered and cancelled. All certificates of membership surrendered to the Company for transfer shall be cancelled.

     (c) Replacement of Lost, Stolen, or Destroyed Certificate. Any Member claiming that his, her or its certificate of membership is lost, stolen, or destroyed may make an affidavit or affirmation of that fact and request a new certificate. Upon the giving of a satisfactory indemnity to the Company as reasonably required by the Management Committee, a new certificate may be issued of the same tenor and representing the same Percentage Interest of membership as was represented by the certificate alleged to be lost, stolen, or destroyed.

     (d) Restrictive Legends. The Members and the Company shall cause each certificate, if any, representing the Membership Interests to be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable federal and state securities laws):

     "THE MEMBERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TOWARD DISTRIBUTION AND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AS APPLICABLE. SUCH MEMBERSHIP INTEREST MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE UNDER THE ACT, OR ANY STATE SECURITIES LAWS, AS APPLICABLE.

     THE MEMBERSHIP INTEREST EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

                              ARTICLE V.
                              ALLOCATIONS

     Section 5.1. Allocation of Net Income and Net Loss. Except as provided in Sections 5.2 and 5.3 below, Net Income and Net Losses of the Company for each Fiscal Year shall be allocated to the Members according to their Percentage Interests. If any Net Losses are allocated to the Members under this Section 5.1, then subsequent allocations of Net Income shall be made in proportion to, and to the extent of, the allocations of Net Losses under this Section 5.1 until such allocations of Net Losses are fully offset by allocations of Net Income.

     Section 5.2. Limitation on Loss Allocation. Net Losses allocated to a Member pursuant to Section 5.1 shall not exceed the maximum amount of Net Losses that can be allocated without causing a Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event that any Member would have an Adjusted Capital Account Deficit as a consequence of an allocation of Net Losses pursuant to Section 5.1, the amount of Net Losses that would be allocated to such Member but for the application of this Section 5.2 shall be allocated to the other Members to the extent that such allocations would not cause such Members to have an Adjusted Capital Account Deficit and allocated to such extent among such Members in proportion to their Percentage Interests. Any allocation of Net Losses pursuant to this Section 5.2 shall be taken into account in computing subsequent allocations pursuant to Section 5.1, and prior to any allocation of items in such Section so that the net amount of any items allocated to each Member pursuant to Section 5.1 and this Section 5.2 shall, to the maximum extent practicable, be equal to the net amount that would have been allocated to each Member pursuant to the provisions of Section 5.1 and this
Section 5.2 if such allocation under this Section 5.2 had not occurred.

     Section 5.3. Special Allocations. Notwithstanding any of the provisions set forth above in this Article V to the contrary, the following special allocations shall be made in the following order:

          (a) Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain during any Fiscal Year each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations ss. 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations ss. 1.704-2(f)(6) and ss. 1.704-2(j)(2). This Section 5.3(a) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations ss. 1.704-2(f) and shall be interpreted consistently therewith.

          (b) Member Minimum Gain Chargeback. Notwithstanding any other provision of this Article V, except Section 5.3(a), if there is a net decrease in Member Minimum Gain attributable to Member Nonrecourse Debt during any Fiscal Year, each Member which has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations ss. 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations ss. 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations ss. 1.704-2(i)(4) and ss. 1.704-2(j)(2)(ii). This
     Section 5.3(b) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations ss. 1.704-2(i)(4) and shall be interpreted consistently therewith.

          (c) Qualified Income Offset. In the event that any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations ss. 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specifically allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this
     Section 5.3(c) shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article V have been tentatively made as if this
     Section 5.3(c) were not in this Agreement. The foregoing provision is intended to comply with Treasury Regulations ss. 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

          (d) Gross Income Allocation. In the event that any Member has an Adjusted Capital Account Deficit at the end of any Fiscal Year, then each such Member shall be specially allocated items of Company income and gain as quickly as possible, provided that an allocation pursuant to this
     Section 5.3(d) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article V have been tentatively made as if this
     Section 5.3(d) were not in this Agreement.

          (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year will be allocated to the Members in the same manner in which such items would have been allocated pursuant to Section 5.1.

          (f) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations ss. 1.704-2(i).

          (g) Code Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations ss.
     1.704-1(b)(2)(iv)(m)(2)       or       Treasury       Regulations       ss.
     1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Treasury Regulations Section.

          (h) Curative Allocations. It is the intent of the Members that, to the extent possible, the allocations set forth in the foregoing provisions of this Section 5.3 will be offset with special allocations of other items of

     Company income, gain, loss, and deduction pursuant to this Section 5.3(h). Therefore, notwithstanding any other provision of this Article V (other than Section 5.3 hereof), the Management Committee shall make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner the Management Committee determines to be appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the allocations set forth in the foregoing provisions of this Section 5.3 were not part of this Agreement. In exercising its discretion under this Section 5.3(h), the Management Committee shall take into account future allocations under Sections 5.3(a) and 5.3(b) that, although not yet made, are likely to offset other allocations previously made under Sections 5.3(e) and 5.3(f).

     Section 5.4. Tax Incidents. It is intended that the Company will be treated as a pass-through entity for tax purposes. Subject to Section 704(c) of the Code, for U.S. federal and state income tax purposes, all items of Company income, gain, loss, deduction, credit and any other allocations not otherwise provided for shall be allocated among the Members in the same manner as the corresponding item of income, gain, loss or deduction was allocated pursuant to the preceding Sections of this Article V.

     Section 5.5. Section 704(c) Allocations. In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company, or any property owned by the Company at the time of any revaluation of the Company's assets pursuant to Section 4.2(b), shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted tax basis of such property to the Company for federal income tax purposes and its fair market value at the time of contribution or revaluation. Any elections or decisions relating to such allocations shall be made by the Management Committee in a manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 5.5 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Income, Net Losses or other items or distributions pursuant to any provision of this Agreement.

                                  ARTICLE VI.
                                 DISTRIBUTIONS

     Section 6.1. Distributions.

     (a) In General. Subject to Sections 6.1(b) and 7.1(f), Distributable Cash shall be distributed to all Members in proportion to their respective Percentage Interests in the following priority:

          (i) First, to any Member that has loaned money to the Company, to the extent of obligations due under the terms of such loans, including interest thereon, if any; and

          (ii) Second, at such times and in the amounts as the Management Committee deems appropriate.

     (b) Tax Distributions. Notwithstanding Section 6.1(a) above, as soon as reasonably practicable after the end of each calendar quarter, the Management Committee shall determine the Tax Allowance Amount for every Member in respect of such quarter. Upon such determination, the Company shall distribute each Member's Tax Allowance Amount to such Member provided that such distribution is not prohibited by applicable law or any agreement to which the Company is then a party or is otherwise bound. All such distributions shall have priority over any distributions pursuant to Section 6.1(a) above. Amounts distributed pursuant to this Section 6.1(b) shall be treated as distributions of Distributable Cash for all purposes of this Agreement and shall reduce the amount of Distributable Cash available for distribution pursuant to Section 6.1(a).

     Section 6.2. Form of Distribution. A Member, regardless of the nature of the Member's Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than money. No Member may be compelled to accept from the Company a disproportionate distribution of any asset in kind without such Member's consent.

     Section 6.3. Withholding Taxes.

     (a) Authority to Withhold; Treatment of Withheld Tax. Notwithstanding any other provision of this Agreement, each Member hereby authorizes the Company to withhold and to pay over, or otherwise pay, any withholding or other taxes payable by the Company or any of its Affiliates (to the extent required pursuant to the Code or any provision of United States federal, state or local or non-U.S. tax law) with respect to such Member or as a result of such Member's participation in the Company. If and to the extent that the Company shall be required to withhold or pay any such withholding or other taxes, such Member shall be deemed for all purposes of this Agreement to have received a payment from the Company as of the time such withholding or other tax is required to be paid, which payment shall be deemed to be a distribution of Distributable Cash pursuant to the relevant clause of Section 6.1 with respect to such Member's Membership Interest to the extent that such Member (or any successor to such Member's Membership Interest) would have received a distribution but for such withholding. To the extent that the aggregate of such payments to a Member for any period exceeds the distributions that such Member would have received for such period but for such withholding, the Management Committee shall notify such Member as to the amount of such excess and such Member shall make a prompt payment to the Company of such amount by wire transfer. Any withholdings by the Company referred to in this Section 6.3(a) shall be made at the maximum applicable statutory rate under the applicable tax law unless the Management Committee shall have received an opinion of counsel or other evidence, satisfactory to the Management Committee, to the effect that a lower rate is applicable, or that no withholding is applicable.

     (b) Withholding from Distributions of Property. If the Company makes a distribution in kind and such distribution is subject to withholding or other taxes payable by the Company on behalf of any Member, such Member shall make a prompt payment to the Company of the amount required to be withheld.

     (c) Withholding from Distributions to the Company. In the event that the Company receives a distribution from or in respect of which tax has been withheld, the Company shall be deemed to have received cash in an amount equal to the amount of such withheld tax, and each Member shall be deemed to have received as a distribution of Distributable Cash pursuant to the relevant clause of Section 6.1 the portion of such amount that is attributable to such Member's Membership Interest as equitably determined by the Management Committee.

     (d) Indemnification. The Company shall, to the fullest extent permitted by applicable law, indemnify and hold harmless each Person who is or who is deemed to be the responsible withholding agent for United States federal, state or local or non-U.S. income tax purposes against all claims, liabilities and expenses of whatever nature (other than any claims, liabilities and expenses in the nature of penalties and accrued interest thereon that result from such Person's gross negligence, willful misconduct or bad faith) relating to such Person's obligation to withhold and to pay over, or otherwise pay, any withholding or other taxes payable by the Company or as a result of such Member's participation in the Company.

                                  ARTICLE VII.
                            OPERATIONS AND MANAGEMENT

     Section 7.1. Exclusive Authority to Manage.

     (a) Except as provided in the Act or as expressly provided herein, the Management Committee shall have the exclusive power and authority over the conduct of the Company's business, operations and affairs. The Management Committee is hereby authorized and empowered, on behalf and in the name of the Company (i) to carry out the purposes of the Company and (ii) to perform all acts, and to enter into (or cause officers of the Company to enter into) and to perform all contracts and other undertakings, which the Management Committee may in its sole discretion deem necessary or advisable, or which are incidental, to carry out the purposes of the Company and which are not in contravention of this Agreement. Any action taken by the Management Committee shall constitute the act of and serve to bind the Company. No individual Manager shall have the power to act individually on behalf of the Management Committee or on behalf of the Company, except by authority expressly granted by the Management Committee. The Management Committee shall have the sole power to bind the Company, except to the extent that such power and authority is expressly delegated to any Person by the Management Committee or this Agreement, including the retention of any power or authority by the Members. No delegation of power and authority by the Management Committee shall cause the Management Committee to cease to be the Management Committee of the Company.

     (b) A Manager may resign at any time by giving at least 30 days' Notice to the Members and the Company. Subject to Section 7.1(d), the resignation of a Manager shall take effect upon the expiration of such 30-day notice period or such later time as shall be specified in such Notice and the acceptance of such resignation shall not be necessary to make it effective. If the Manager is also a Member, its resignation shall not, by itself, affect its rights as a Member and shall not constitute its withdrawal as a Member.

     (c) Subject to Section 7.1(d), a Manager may be removed at any time, with or without cause, by the Member that appointed such Manager. Any removal pursuant to this Section 7.1(c) shall be made by giving written Notice to the Company, the other Members and the Manager. If the Manager is also a Member, its removal shall not, by itself, affect its rights as a Member and shall not constitute its withdrawal as a Member.

     (d) Notwithstanding anything contained in this Section 7.1 to the contrary, a Manager may not be removed nor will his resignation become effective until a successor Manager has been appointed pursuant to this Section 7.1(d). A vacancy occurring for any reason in the position of a Manager shall be filled by the designation of a new Manager by the Member entitled to appoint and remove such vacating Manager.

     (e) Except as permitted by the Management Committee or this Agreement, no Member shall have any right or authority to take any action on behalf of the Company with respect to third parties.

     (f) Notwithstanding any other provision in this Agreement to the contrary, the following actions require the prior written approval of all of the Members:

          (i) the issuance of any additional Membership Interests or the execution of any agreement, the granting of any right or the making of any offer requiring the Company to issue additional Membership Interests, or the establishment of different classes of Members or Managers;

          (ii)  subject  to  Section  12.10,  any  amendment,   modification  or
     alteration of this Agreement or the Company's Certificate of Formation;

          (iii)  subject to Article XI, the  commencement  by the Company of any
     winding  up,   liquidation   or  dissolution  of  the  Company  or  similar
     proceeding;

          (iv) the commencement by the Company of any bankruptcy of the Company or similar proceeding;

          (v) entering into any contract or agreement (other than the contracts and agreements contemplated by the Contribution Agreement) with any Member or any Affiliate of any Member for (A) the sale by the Company of products or services with terms negotiated on less than an arms-length basis, or (B) providing for intercompany allocations of expenses or overhead other than
     (1) direct corporate expenses for the benefit of the Company or its employees, including, without limitation, the expenses of, and the employer contributions under, any 401(k) plan (including any matching contribution), pension plan, medical insurance expense, or other welfare benefit expense, payroll expense, enterprise software expense, accounting software expense, accounting, legal, consulting and other expenses incurred to comply with the Sarbanes-Oxley Act, and corporate insurance expense; and (2) allocations of corporate overhead in an amount equal to 1% of the revenue of the Company; provided that First American hereby agrees in favor of the Company that all services for which such expenses and allocations are billed shall be of similar type, level of use and quality provided by First American to other businesses of First American and its Affiliates, and such services shall be provided in a manner that is not discriminatory as compared to other businesses of First American and its Affiliates.

          (vi) entering into any loan or advance, whether pursuant to a written or verbal loan agreement or other formal or informal arrangement to advance funds to the Company or any of its subsidiaries, from First American or any of its Affiliates if (A) the terms of such loan or advance are not similar to what borrowers of similar credit worthiness to the Company could receive from third party lenders and (B) the aggregate principal amount outstanding under all loans and advances described in (A), including any proposed loan or advance, exceeds $4,000,000; and

          (vii) any merger, consolidation or sale of all or substantially all of the assets of the Company, whether in a single transaction or a series of related transactions.

     Section 7.2. Indemnification and Liability.

     (a) No Manager or officer of the Company shall be liable to the Company or the Members (i) for mistakes of judgment or for any act or omission suffered or taken by such Manager or officer, or for losses due to any such mistakes, action or inaction, except to the extent that the mistake, action, or inaction was caused by the willful misconduct, bad faith or gross negligence of such Managers or officer or (ii) for the willful misfeasance, negligence, bad faith or other conduct of any independent contractor of the Company selected by the Management Committee or such officer, provided that such independent contractor (including any who may be a Member) was selected, engaged or retained and continued in good faith.

     (b) To the maximum extent permitted by applicable law, and except as provided in Section 7.2(a) hereof, no Manager or officer of the Company shall be liable for and the Company shall indemnify each such Manager or officer against, and agrees to hold such Manager or officer harmless from, all liabilities and claims (including reasonable attorneys' fees and expenses in defending against such liabilities and claims) against such Manager or officer, arising from such Manager's or officer's performance of such Manager's or officer's duties in conformance with the terms of this Agreement.

     (c) The Managers may consult with legal counsel or accountants selected by them, and any action or omission suffered or taken in good faith in reliance and accordance with the written opinion or advice of any such counsel or accountants (provided such have been selected with reasonable care) shall be full protection and justification with respect to the action or omission so suffered or taken.

     (d) In the event that any Member shall,  notwithstanding  the provisions of
Section 18-303 of the Act to the contrary (and solely as a result of the inapplicability, or deemed inapplicability of such provision of the Act), become liable under a judgment, decree or order of a court, or in any other manner, for a debt, obligation or liability of the Company, then the Company shall indemnify such Member and hold such Member harmless from and against any such liability of such Member (together with reasonable attorneys' fees and expenses in defending against any claimant seeking to impose any such liability) to the extent that it related to or arose out of any action taken or any transaction effected by the Management Committee under this Agreement or any action which the Management Committee failed to take or any transaction which the Management Committee failed to effect and which the Management Committee was obligated to take or effect under this Agreement.

     (e) Neither any other Member nor any Manager or officer of the Company shall be personally liable for the return of all or any part of a Member's Capital Contribution or payment of any amounts allocated to it or credited to its Capital Account, which return or payment shall be made solely from, and to the extent of, the Company's assets pursuant to the terms of this Agreement.

     Section 7.3. Transactions with Affiliates.

     (a) Subject to Sections 7.1(f) and 7.5, nothing in this Agreement shall preclude any transactions between the Company and any Member or an Affiliate of any Member acting for its own account; provided that any services performed or products provided by the Members or any such Affiliate are services and/or products that the Management Committee reasonably believes, at the time of requesting such services, to be in the best interests of the Company.

     (b) Each Manager shall be entitled to be reimbursed for all reasonable out-of-pocket expenses, disbursements and advancements he or she pays or incurs in connection with the Business of the Company.

     Section 7.4. Officers.

     (a) Appointment of Officers. The Management Committee may appoint officers at any time. The officers of the Company, if deemed necessary by the Management Committee, may include a chairperson, president, vice-president, secretary and chief financial officer. The officers shall serve at the pleasure of the Management Committee, subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices. No officer need be a resident of the State of Delaware or a citizen of the United States. The officers shall exercise such powers and perform such duties as specified in this Agreement and as shall be determined from time to time by the Management Committee.

     (b) Removal, Resignation and Filling of Vacancy of Officers.

          (i) Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Management Committee at any time.

          (ii) Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

          (iii) A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

     (c) Salaries of Officers. The salaries and benefits of all officers and agents of the Company shall be fixed by the Management Committee.

     (d) Duties and Powers of the Chairperson. The chairperson shall, if present, preside at meetings of the Management Committee and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Management Committee or prescribed by this Agreement. If there is no president, the chairperson shall in addition be the chief executive officer of the Company and shall have the powers and duties prescribed in Section 7.4(e).

     (e) Duties and Powers of the President.

          (i) Subject to Sections 7.1 and 7.4(i) and to such supervisory powers as may be given by the Management Committee to the chairperson, if there be such an officer, the president shall be the chief executive officer of the Company, and shall, subject to the control of the Management Committee, have general and active management of the business of the Company and shall see that all orders of the Management Committee are carried into effect. He or she shall have the general powers and duties of management usually vested in the office of president or chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Management Committee or this Agreement.

          (ii) Subject to Sections 7.1 and 7.4(i) and to such supervisory power as may be given by the Management Committee to the chairperson, if there shall be such officer, the president shall execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the Management Committee or this Agreement to some other officer or agent of the Company.

     (f) Duties and Powers of Vice-President. The vice-president, or if there shall be more than one, the vice-presidents in the order determined by the Management Committee, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the president and/or the Management Committee may from time to time prescribe.

     (g) Duties and Powers of Secretary.

          (i) The secretary shall attend all meetings of the Management Committee and shall record all the proceedings of the meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the Management Committee and shall perform such other duties as may be prescribed by the President and/or the Management Committee. The secretary shall have custody of the seal, if any, and the secretary shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature. The Management Committee may give general authority to any other officer to affix the seal of the Company, if any, and to attest the affixing by his or her signature.

          (ii) The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Company's transfer agent or registrar, as determined by the Management Committee, a register, or a duplicate register, showing the names of all Members, their addresses and a record of their Percentage Interests. The secretary shall also keep all documents described in Article VIII of this Agreement and such other documents as may be required under the Act. The secretary shall perform such other duties and have such other authority as may be prescribed elsewhere in this Agreement, or, from time to time, by the Management Committee. The secretary shall have the general duties, powers and responsibilities of a secretary of a corporation.

          (iii) If the Management Committee chooses to appoint an assistant secretary or assistant secretaries, the assistant secretaries, in the order of their seniority, in the absence, disability or inability to act of the secretary, shall perform the duties and exercise the powers of the secretary, and shall perform such other duties as the Management Committee may from time to time prescribe.

     (h) Duties and Powers of Chief Financial Officer.

          (i) The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital and Membership Interests. The books of account shall at all reasonable times be open to inspection by any Member.

          (ii) The chief financial officer shall have the custody of the funds and securities of the Company, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company, and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Management Committee.

          (iii) The chief financial officer shall disburse the funds of the Company as may be ordered by the Management Committee, taking proper vouchers for such disbursements, and shall, if so requested, render to the president and the Management Committee an account of all his or her transactions as chief financial officer and of the financial condition of the Company.

          (iv) The chief financial officer shall perform such other duties and shall have such other responsibility and authority as may be prescribed elsewhere in this Agreement or from time to time by the president and/or the Management Committee. The chief financial officer shall have the general duties, powers and responsibility of a chief financial officer of a corporation, and shall be the chief financial and accounting officer of the Company.

          (v) If the Management Committee chooses to elect an assistant financial officer or assistant financial officers, the assistant financial officers in the order of their seniority shall, in the absence, disability or inability to act of the chief financial officer, perform the duties and exercise the powers of the chief financial officer, and shall perform such other duties as the president and/or the Management Committee shall from time to time prescribe.

     (i) Signing Authority of Officers. Subject to restrictions in this Agreement, including, for the avoidance of doubt, the restrictions in this
Section 7.4(i), and any restrictions imposed by the Management Committee, any officer, acting alone is authorized (i) to endorse checks, drafts, and other evidences of indebtedness made payable to the order of the Company, but only for the purpose of deposit into the Company's accounts, and (ii) except as set forth below, to sign contracts and obligations on behalf of the Company and to sign all checks, drafts and other evidences of indebtedness. Notwithstanding the preceding sentence, all checks, drafts and other instruments obligating the Company to pay money in an amount of $50,000 or more must be signed on behalf of the Company by any one officer and the president (or any other individual designated by the Management Committee) acting together or the president acting alone.

                                 ARTICLE VIII.
                            THE MANAGEMENT COMMITTEE

     Section 8.1. Generally. The Management Committee, composed of all the Managers then in office, is hereby established to manage the business of the Company.

     Section 8.2. Membership. The initial Managers forming the Management Committee are as set forth in Section 2.2. Managers shall be appointed or removed in accordance with the provisions of Section 7.1. The number of Managers forming the Management Committee may be increased or decreased with the consent of all of the Members.

     Section 8.3. Meetings and Approval Requirements.

     (a) Regular Meetings; Proxies. The Management Committee shall hold meetings at such times and places as are established by action of the Management Committee or by the written consent of each Manager. The Management Committee may adopt appropriate rules and regulations concerning the frequency and conduct of its meetings. Any member of the Management Committee may delegate any or all of his or her authority as a Manager to any Person, or may appoint any Person as such Manager's proxy with respect to any matter or matters to be considered or action to be taken by the Management Committee, by giving written Notice to the Company and the other Managers, provided that the Members have approved such delegation or appointment in writing. Such approval may be revoked by the Members at any time by giving written Notice to the Managers, provided that any such revocation shall not affect the validity of any action taken by such delegate or proxy prior to such revocation.

     (b) Special Meetings. A special meeting of the Management Committee shall be held at the written request of any Manager.

     (c) Telephonic Meetings. Any meeting of the Management Committee may be held by conference telephone call or through similar communications equipment by means of which all Persons participating in the meeting can communicate with each other. Participation in a telephonic meeting held pursuant to this Section shall constitute presence in person at such meeting.

     (d) Notices. Notices of regular meetings of the Management Committee are not required. Notices of special meetings of the Management Committee shall state the date and hour of the meeting and the purpose or purposes for which the meeting is called. Special meetings shall be held at the office of the Company, or at such other place as shall be agreed to by the Management Committee. The notice of a special meeting shall be given in writing not less than ten (10) nor more than twenty (20) days before the date of the meeting by the Manager requesting such meeting to each other Manager. A Manager may waive in writing the requirements for notice before, at or after a special meeting, and attendance at such a meeting without objection by a Manager shall be deemed a waiver of such notice requirements.

     (e) Quorum. At each meeting of the Management Committee, the presence in person or by telephone, as appropriate, of a majority of Managers then in office (unless such Managers are present solely to object to the meeting) shall be necessary to constitute a quorum for the transaction of business, provided that if at any meeting of the Management Committee there should be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained.

     (f) Approval Requirements. Except as expressly provided herein, the Managers shall act only as a Management Committee and the individual Managers shall have no power as such. Each Manager shall have one vote on all matters that may come before the Management Committee for decision. Subject to Section 7.1(f) (and any other provision of this Agreement which expressly provides for a greater vote or which delegates any matter to the Members), actions by the Management Committee shall require the affirmative vote of a majority of Managers present in person or by telephone, as appropriate, and voting at a duly held meeting of the Management Committee at which a quorum shall be present and acting throughout.

     (g) Written Consents. Any action required or permitted to be taken at a meeting of the Management Committee may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by not less than the minimum number of Managers that would be necessary to authorize or take such action at a meeting of the Management Committee after not less than two (2) days prior written notice of an intention to enter into such written consent is sent to each Manager. Such consents shall be filed with the minutes of the proceedings of the Management Committee.

                                  ARTICLE IX.
                       ACCOUNTING AND RECORDS; TAX MATTERS

     Section 9.1. Books and Records. The Management Committee shall cause to be maintained at the Company's principal place of business:

          (a) accurate, full and complete books and accounts of the Company showing its assets and liabilities, operations, transactions and financial condition; all financial statements shall be prepared in accordance with generally accepted accounting principles in the United States of America consistently applied ("GAAP"); and

          (b) all other records necessary, convenient, or incidental to the business of the Company as provided for herein.

For U.S. federal income tax purposes, the books of account of the Company shall be maintained on the accrual method of accounting.

     Section 9.2. Reports; Tax Returns. The Management Committee shall perform or cause to be performed an annual review of the books and accounts of the Company as of the end of each Fiscal Year. After the end of each Fiscal Year, the Management Committee shall cause to be prepared and distributed to each Member and to the Company, an unaudited balance sheet showing the assets and liabilities of the Company as of the close of such Fiscal Year and an unaudited statement of income and expenses showing the results of operations for such Fiscal Year (collectively, the "Financial Statements"). The Management Committee shall prepare or cause to be prepared all income and other tax returns of the Company and shall cause the same to be filed in a timely manner (including extensions). In addition, the Management Committee shall be entitled to take any other action on behalf of the Company required to cause the Company to be in compliance with any applicable governmental regulations. Not later than 90 days after the end of each Fiscal Year, the Management Committee shall deliver or cause to be delivered to each Member a copy of the Company tax returns and Schedule K-1 for the Company with respect to such Fiscal Year, together with such information with respect to the Company as shall be necessary for the preparation by such Member of its U.S. federal and state income or other tax and information returns. The Management Committee shall also furnish the Members with such periodic reports concerning the business and activities of the Company as it considers necessary to advise all Members properly with respect to their investment in the Company.

     Section 9.3. Inspection of Company Records. Each Member shall have the right, at all reasonable times during usual business hours, to audit, examine and make copies of, or extracts from, the books of account and other financial records of the Company at its principal place of business. Such right may be exercised through any agent or employee of a Member designated by such Member or by an independent certified public accountant designated by such Member. Each Member shall bear all expenses incurred in any examination made for such Member's account and shall keep all information obtained during such inspection confidential. In the exercise of their rights under this Section, the Members agree that they shall not cause any unreasonable interference with or disruption of the Company business.

     Section 9.4. Tax Elections; Tax Matters Member. Except as otherwise provided in this Agreement, all elections required or permitted to be made by the Company under the Code or state tax law shall be timely determined and made by the Management Committee. Each Member, by its execution of this Agreement as a deed, hereby grants the Management Committee an irrevocable power of attorney to make any U.S. Federal, state or local income tax election as may be required or appropriate to cause the Company to be classified as a "partnership" for U.S. Federal, state or local income tax purposes, or to maintain such classification, and no Member shall make any election to the contrary. The Tax Matters Member shall be the "tax matters partner" of the Company as defined in Code Section
6231(a)(7) and shall have all the powers and obligations of a tax matters partner pursuant to the Code and shall act in a similar capacity under any applicable non-U.S., state or local tax laws. The Tax Matters Member shall not take any action or make any decision that materially adversely affects the Members without prior notice to, and consent of, the other Members (which consent shall not be unreasonably withheld or delayed). The Tax Matters Member agrees to consult with each Member in good faith with respect to any written notice of any inquiries, claims, assessments, audits, controversies or similar events received from any taxing authority, and the Tax Matters Member will not settle or otherwise compromise any tax issue with respect to the Company without the prior written consent of each Member, which consent shall not be unreasonably withheld or delayed. All reasonable expenses incurred by the Tax Matters Member while acting in the capacity of tax matters partner shall be paid or reimbursed by the Company.

     Section 9.5. Financial Statements.

     (a) Monthly. The Company shall provide to each Member within twenty (20) days after the end of each month of each Fiscal Year, copies of the unaudited balance sheet as of the close of such month; the related unaudited statement of income of the Company and its subsidiaries, if any, for the period commencing at the end of the previous month and ending with the close of such month; a profit and loss statement for such month, with cumulative calendar year profit and loss statements to the end of such month, each of which shall be certified by an officer of the Company and prepared in accordance with GAAP.

     (b) Quarterly.  The Company shall provide to each Member within  forty-five
(45) days after the end of each quarter of each Fiscal Year, copies of the unaudited balance sheet as of the close of such quarter; the related unaudited statement of income of the Company and its subsidiaries, if any, for the period commencing at the end of the previous quarter and ending with the close of such quarter; a profit and loss statement for such quarter, with cumulative calendar year profit and loss statements to the end of such quarter, each of which shall be certified by an officer of the Company and prepared in accordance with GAAP.

     (c) Annually. As soon as practicable after the end of each Fiscal Year, and in any event within ninety (90) days after the end of each Fiscal Year, the Company shall provide balance sheet of the Company and its subsidiaries, if any, as of end of such Fiscal Year and the related statements of income to each Member showing the assets, liabilities, properties, net worth, profits, losses and net income of the Company and its subsidiaries, if any, for such Fiscal Year, certified by an officer of the Company and prepared in accordance with GAAP.

     (d) Audits. Promptly following completion thereof, the Company shall provide each Member with a copy of any report of any auditor or audit findings with respect to the Company and its subsidiaries, if any, made by an independent certified public accountant.

                                   ARTICLE X.
                                   TRANSFERS

     Section 10.1. Transfers Generally. Except for a Transfer to an Affiliate of a Member and for Transfers permitted by this Article X, a Member may not Transfer all or any part of its Membership Interest in the Company without the prior written consent of all other Members, which consent may be withheld by any Member in its sole discretion; provided, however, that the restrictions contained in this Article X will continue to be applicable to the Membership Interests after any such Transfer and before any such Transfer is effected and that the transferees of such Membership Interests shall agree in writing to be bound by all the provisions of this Agreement and shall execute and deliver to the Company a counterpart of this Agreement. Any purported Transfer of any Membership Interest in contravention of this Article X shall be null and void and of no force or effect whatsoever.

     Section 10.2. Matrix Put Option; First American Call Option.

     (a) Matrix Put Option.

          (i)  Grant.  Subject  to the  terms  and  conditions  of this  Section
     10.2(a), Matrix shall have the right (a "Put Right"), exercisable by written notice (a "Put Notice") to First American (which notice shall be irrevocable), to sell to First American, and First American (or its nominee) shall have the obligation to purchase from Matrix and its Affiliates, all (but not less than all) of the Membership Interest then held by Matrix and its Affiliates (the "Put Interests"). The Put Right may be exercised at any time (the time during which a Put Right may be so exercised, the "Put Exercise Period").

          (ii) Put Closing. After receipt of a Put Notice during a Put Exercise Period, First American shall by written notice to Matrix (A) set forth in reasonable detail its calculation of the Put Price (as determined pursuant to Section 10.2(a)(iii)) for the Put Interests and (B) fix the date and time of settlement of the payment for the Put Interests (a "Put Closing"), which shall be a business day not more than fifteen (15) calendar days after FAC files its quarterly report on Form 10-Q for the Fiscal Quarter during which the Put Notice is delivered, unless the Put Notice is delivered during the Fiscal Quarter ending December 31, in which case the Put Closing shall be a business day not more than fifteen (15) calendar days after FAC files its annual report on Form 10-K for FAC Fiscal Year during which the Put Notice is delivered. If First American fails to give such notice, the Put Closing shall take place at 10:00 a.m., Pacific Time, on the last business day of the fifteen (15) calendar day period commencing immediately after FAC files its quarterly report on Form 10-Q for the Fiscal Quarter during which the Put Notice is delivered, unless the Put Notice is delivered during the Fiscal Quarter ending December 31, in which case the Put Closing shall take place at 10:00 a.m., Pacific Time, on the last business day of the fifteen (15) calendar day period commencing immediately after FAC files its annual report on Form 10-K for the FAC Fiscal Year during which the Put Notice is delivered. The Put Closing shall take place at the offices of Matrix. At the Put Closing, Matrix shall deliver to First American a certificate or certificates (if any) representing the Put Interests, duly endorsed in blank, or accompanied by written instruments of transfer in form and substance reasonably satisfactory to First American duly executed by Matrix (or its Affiliates), free and clear of any restrictions, liens, encumbrances or rights of others

     (other than those arising under this Agreement in the case of any Transfer of Membership Interests) against delivery of the Put Price to Matrix.

          (iii) Put Price. For purposes of this Section 10.2(a), the "Put Price" shall be an amount equal to (A) the Percentage Interest of Matrix and its Affiliates on the date of the Put Closing expressed as a decimal multiplied by (B) the product of (1) the Adjusted Earnings for the twelve (12) calendar month period ended on the last day of the FAC Fiscal Quarter ended immediately prior to the date of the Put Closing and (2) the Applicable Multiplier; provided, however, that if the amount of the Put Price as determined in accordance with the foregoing formula is less than the sum of
     (I) $2,500,000 and (II) the product of (x) the Percentage Interest of Matrix and its Affiliates on the date of the Put Closing, expressed as a decimal, and (y) the Net Worth (such sum, the "Minimum Put Price"), then the Put Price shall be deemed to be the Minimum Put Price. The Put Price for the Put Interests shall be paid at the Put Closing by First American and may be, at First American's option, paid in any combination of (A) cash and/or (B) an unsecured promissory note, which promissory note shall have a two (2) year maturity, shall bear interest at the Prime Rate plus one and one-half percent (1.5%) per annum, and shall be payable in equal quarterly installments of principal, together with accrued interest thereon. The Members acknowledge and agree that the Put Price as set forth herein sets forth a reasonable approximation of the fair market value of the Put Interests on the date hereof.

     (b) First American Call Option.

          (i)  Grant.  Subject  to the  terms  and  conditions  of this  Section
     10.2(b), First American shall have the right (the "Call Right"), exercisable by written notice (the "Call Notice") to Matrix (which notice shall be irrevocable), to cause Matrix to sell, and Matrix shall have the obligation to sell, and to cause its Affiliates who hold Membership Interests to sell, to First American, and First American (or its nominee) shall purchase from Matrix and its Affiliates all (but not less than all) of the Membership Interest then held by Matrix and its Affiliates (the "Called Interests"). The Call Right may only be exercised during the thirty
     (30) calendar day period beginning on December 26 of each year commencing December 26, 2007 (each, a "Call Exercise Period"). The Call Right shall be considered exercised if Matrix receives the Call Notice before 5:01 p.m., Pacific Time, on or before the last business day of a Call Exercise Period.

          (ii) Call Closing. In the Call Notice First American shall by written notice to Matrix (A) set forth in reasonable detail its calculation of the Call Price (as determined pursuant to Section 10.2(c)(iii)) for the Called Interests and (B) fix the date and time of settlement of the payment for the Called Interests (the "Call Closing"), which shall be a business day not more than fifteen (15) calendar days after FAC files its quarterly report on Form 10-Q for the Fiscal Quarter during which the Call Notice is delivered, unless the Call Notice is delivered during the Fiscal Quarter ending December 31, in which case the Call Closing shall be a business day not more than fifteen (15) calendar days after FAC files its annual report on Form 10-K for the FAC Fiscal Year during which the Call Notice is delivered. The Call Closing shall take place at the offices of Matrix. At the Call Closing, Matrix shall deliver to First American a certificate or certificates (if any) representing the Called Interests, duly endorsed in blank, or accompanied by written instruments of transfer in form and substance reasonably satisfactory to First American duly executed by Matrix (or its Affiliates), free and clear of any restrictions, liens, encumbrances or rights of others (other than those arising under this Agreement in the case of any Transfer of Membership Interests) against delivery of the Call Price to Matrix.

          (iii) Call Price. For purposes of this Section 10.2(b), the "Call Price" shall be an amount equal to (A) the Percentage Interest of Matrix and its Affiliates on the date of the Call Closing expressed as a decimal multiplied by (B) the product of (1) the Adjusted Earnings for the twelve
     (12) calendar month period ended on the last day of the Fiscal Quarter ended immediately prior to the date of the Call Closing and (2) the Applicable Multiplier; provided, however, that if the amount of the Call Price as determined in accordance with the foregoing formula is less than the sum of (I) $5,000,000 and (II) the product of (x) the Percentage Interest of Matrix and its Affiliates on the date of the Call Closing, expressed as a decimal, and (y) the Net Worth (such sum, the "Minimum Call Price"), then the Call Price shall be deemed to be the Minimum Call Price. The Call Price for the Called Interests shall be paid at the Call Closing by First American in cash. The Members acknowledge and agree that the Call Price as set forth herein sets forth a reasonable approximation of the fair market value of the Called Interests on the date hereof.

     Section 10.3. Company Restriction. Notwithstanding the foregoing, any Transfer or purported Transfer of any Membership Interest, whether to another Member or to a third party, shall be of no effect, and such transferee shall not become a Member, if, in the reasonable determination of the Management Committee, the Transfer would adversely affect the tax or regulatory status of the Company or its Members or if the Company would or may, in the sole determination of the Management Committee, have in the aggregate more than one hundred (100) members. For purposes of determining the number of members under this Section 10.3, a person (the "beneficial owner") indirectly owning an interest in the Company through a partnership, grantor trust or S corporation (as such terms are used in the Code) (the "flow-through entity") shall be considered a member, but only if (i) substantially all of the value of the beneficial owner's interest in the flow-through entity is attributable to the flow-through entity's interest (direct or indirect) in the Company and (ii) in the sole discretion of the Management Committee, a principal purpose of the use of the tiered arrangement is to permit the Company to satisfy the 100-member limitation. The Management Committee may require the provision of a certificate as to the legal nature and composition of a proposed transferee of an interest of a Member and from any Member as to its legal nature and composition and shall be entitled to rely on any such certificate in making such determination as aforesaid.

     Section 10.4. Transfer Documentation. The Management Committee shall admit a transferee of a Member's Membership Interest to the Company only if (a) such transferee has agreed in writing to be bound by the terms of this Agreement by becoming a party hereto, (b) such transferee has delivered such additional documentation as the Management Committee shall reasonably require to so admit such transferee to the Company and (c) any amendments to this Agreement or the Certificate of Formation as the Management Committee shall reasonably deem necessary shall have been made. Notwithstanding anything contained herein to the contrary, both the Company and the Management Committee shall be entitled to treat the transferor of a Membership Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash or other property made in good faith to it, until such time as a written assignment or other evidence of the consummation of a Transfer that conforms to the requirements of this Article X and is reasonably satisfactory to the Management Committee has been received by the Company. The effective date of any Transfer permitted under this Agreement shall be the close of business on the day of receipt thereof by the Company.

                                  ARTICLE XI.
             DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY

     Section 11.1. Limitations. The Company may be dissolved, liquidated and terminated pursuant to and only pursuant to the provisions of this Article XI, and the parties hereto do hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company's assets.

     Section 11.2. Exclusive Causes. The Company shall be dissolved, and liquidated pursuant to Section 11.3, upon the earliest to occur of (it being understood that the following events are the only events that can cause the dissolution and liquidation of the Company):

          (a) the written election by all Members to so dissolve, liquidate and terminate the Company; or

          (b) the entry of a decree of judicial dissolution pursuant to Section 18-802 of the Act.

     Section 11.3. Liquidation. In all cases of dissolution of the Company, the business of the Company shall be continued to the extent necessary to allow an orderly winding up of its affairs, including the liquidation of the assets of the Company pursuant to the provisions of this Section, as promptly as practicable thereafter, and each of the following shall be accomplished:

          (a) the Management Committee shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, a copy of which statement shall be furnished to all of the Members;

          (b) the property of the Company shall be liquidated or distributed in kind by the Management Committee as promptly as possible, but in an orderly, businesslike and commercially reasonable manner. The Management Committee may, in the exercise of its business judgment and if commercially reasonable, determine (i) to sell all or any portion of the property of the Company to a Member, provided that the purchase price is not less than the fair market value of such property, or to any other Person or (ii) not to sell all or any portion of the property of the Company, in which event such property and assets shall be distributed in kind pursuant to Section 11.3(d);

          (c) any gain or loss realized by the Company upon the sale of its property shall be deemed recognized and allocated to the Members in the manner set forth in Article V. To the extent that an asset is to be distributed in kind, such asset shall be deemed to have been sold at its fair market value on the date of distribution, the gain or loss deemed realized upon such deemed sale shall be allocated in accordance with
     Article V and the amount of the distribution shall be considered to be such fair market value of the asset.

          (d) the proceeds of sale and all other assets of the Company shall be applied and distributed as follows and in the following order of priority:

               (i) to the payment of the debts and liabilities of the Company and the expenses of liquidation or distribution;

               (ii) to the  setting  up of any  reserves  which  the  Management
          Committee shall determine to be reasonably necessary for contingent, unliquidated or unforeseen liabilities or obligations of the Company or the Members arising out of or in connection with the Company. Such reserves may, in the discretion of the Management Committee, be held by the Management Committee or paid over to a bank or trust company selected by it, in either case to be held by the Management Committee or such bank or trust company as escrow holder or liquidating trustee for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above. Such reserves shall be held for such period as the Management Committee shall deem advisable, and upon the expiration of such period, any remaining balance shall be distributed as provided in clause (iii) of this subsection;

               (iii) the balance, if any, to the Members, having positive Capital Account balances (after all adjustments thereto otherwise required hereunder) proportionately to their respective positive Capital Account balances (as so adjusted); provided, that, unless otherwise agreed to by the Members, any asset to be distributed in kind shall be distributed to the Members in proportion to their positive Capital Account balances as set forth in this Section 11.3(d)(iii).

     Section 11.4. Continuation of the Company. Notwithstanding anything to the contrary contained herein, the death, retirement, resignation, expulsion, bankruptcy, dissolution or removal of a Member shall not cause the dissolution of the Company, and the Members are expressly authorized to continue the business of the Company in such event, without any further action on the part of the Members.

                                   ARTICLE XII.
                                  MISCELLANEOUS

     Section 12.1. Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective heirs, legatees, legal representatives, successors, transferees and permitted assigns.

     Section 12.2. Notices. Any and all notices, demands, consents, approvals, requests or other communications which any Member may desire or be required to give hereunder (collectively, "Notices") shall be by personal delivery, facsimile, by overnight courier or by prepaid certified mail to the Members at their addresses referred to in Exhibit A or such other address as a Member may from time to time designate to the others in writing. Any Member may designate another address or change its address for Notices hereunder by a Notice given pursuant to this Section. Except for a notice of a change of address, which shall be effective only upon receipt thereof, all such notices, demands, consents, approvals, requests and other communications properly addressed shall be effective: (i) if sent by U.S. mail, three Business Days after deposit in the U.S. mail, postage prepaid; (ii) if sent by FedEx or other overnight delivery service, one Business Day after delivery to such service; (iii) if sent by personal courier, upon receipt; and (iv) if sent by facsimile, upon receipt.

     Section 12.3. Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

     Section 12.4. Section Headings. The section headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof.

     Section 12.5. Counterparts. This Agreement may be executed in several counterparts and all such executed counterparts shall constitute a single agreement, binding on all of the parties hereto, their successors and their assigns, notwithstanding that all of the parties hereto are not signatories to the original or to the same counterpart. Each counterpart signature page so executed may be attached to a master counterpart of this Agreement to be kept by the Management Committee at the principal office of the Company and such master counterpart as well as any and all other counterparts executed by any of the parties hereto shall constitute a single agreement.

     Section 12.6. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid or unenforceable in any jurisdiction, the validity and enforceability of all remaining provisions contained herein shall not in any way be affected or impaired thereby, and the invalid or unenforceable provisions shall be interpreted and applied so as to produce as near as may be the economic result intended by the Members.

     Section 12.7. Governing Law. This Agreement, including its existence, validity, construction and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

     Section 12.8. Incorporation by Reference. Every exhibit attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement otherwise expressly provides.

     Section 12.9. Limitation on Liability. The Members shall not be bound by, or be personally liable for, by reason of being a Member or Manager, a judgment, decree or order of a court or in any other manner, for the expenses, liabilities or obligations of the Company, and the liability of each Member shall be limited solely to the amount of its Capital Contributions as provided under Article III.

     Section 12.10.  Amendment,  Waiver or  Modification.  Except as provided in
Section 3.2, no amendment, waiver or modification to this Agreement shall be effective without the prior unanimous written consent of all of the Members.

     Section 12.11. Variation of Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

     Section 12.12. Further Action. Each Member agrees to perform all further acts and execute, acknowledge, and deliver any documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement.

     Section 12.13. Investment Representations. The parties to this Agreement agree as follows with respect to investment representations.

          (a) The undersigned Members understand:

               (i) that the Membership Interests evidenced by this Agreement have not been registered under the Securities Act of 1933, as amended or any other state securities laws (the "Securities Acts"), because the Company is issuing these Membership Interests in reliance upon the exemptions from the registration requirements of the Securities Acts providing for issuance of securities not involving a public offering;

               (ii) that the Company has relied upon the fact that the Membership Interests are to be held by each Member for investment; and

               (iii) that exemption from registration under the Securities Acts may not be available if the Membership Interests were acquired by a Member with a view to distribution.

          (b) Accordingly, each Member hereby confirms to the Company that the Member is acquiring the Membership Interests for the Member's own account, for investment and not with a view to the resale or distribution thereof.

          (c) Before acquiring a Membership Interest, each Member has investigated the Company and its business, and each Member has had made available to it all information necessary for the Member to make an informed decision to acquire the Membership Interest. Each Member considers itself to be a person possessing experience and sophistication as an investor adequate for the evaluation of the merits and risks of the Member's investment in the Membership Interest.

     Section 12.14. Publicly Traded Partnership Provision. Each Member hereby severally covenants and agrees with each of the other Members for the benefit of all Members, that (i) it is not currently making a market in interests in the Company and will not in the future make such a market and (ii) it will not transfer its interest in the Company on an established securities market, a secondary market or an over-the-counter market or the substantial equivalent thereof within the meaning of Section 7704 of the Code and Treasury Regulations and rulings and other pronouncements of the Internal Revenue Service or the Department of the Treasury thereunder. Subject to Article X, each Member further agrees that it will not assign any interest in the Company to any assignee except in compliance with Article X, and unless such assignee agrees to be bound by this Section 12.14 and to assign such interest only to such Persons who agree to be similarly bound.

     Section 12.15. Nature of Interests. A Member's Membership Interest shall for all purposes be personal property. No Member has any interest in specific Company property.

                                  * *........ *

     IN WITNESS WHEREOF, the Members have entered into this Agreement as of the day and year first above written.


                                    FIRST AMERICAN REAL ESTATE
                                      SOLUTIONS LLC



                                    By:___________________________________
                                        Name:
                                        Title:



                                    MATRIX ASSET MANAGEMENT
                                      CORPORATION



                                    By:___________________________________
                                        Name:
                                        Title:



                                -Signature Page-
                              Operating Agreement

                                                                      EXHIBIT A

                                 LIST OF MEMBERS
                            AND PERCENTAGE INTERESTS

                                            Agreed Fair Market
       Member Name                               Value of            Percentage
  and Address for Notices                  Capital Contribution       Interest
  -----------------------                  --------------------      ----------

First American Real Estate Solutions LLC         $15,000,000            75%
5601 La Palma Avenue
Anaheim, California 92807
Telephone:        (714) 701-2230
Facsimile:        (714) 701-9231
Attention:        Dennis Gilmore
                  Jerry Hoerauf

with a copy (which shall not constitute notice) to:

The First American Corporation
1 First American Way
Santa Ana, California 92707
Telephone:        (714) 800-3000
Facsimile:        (714) 800-3403
Attention:        Parker S. Kennedy
                  Kenneth D. DeGiorgio


Matrix Asset Management Corporation              $5,000,000             25%
c/o Matrix Bancorp, Inc
700 17th Street, Suite 2100
Denver, Colorado 80202
Telephone:        (720) 932-4205
Facsimile:        (720) 946-1171
Attention:        Richard V. Schmitz, Co-CEO

with a copy (which shall not constitute notice) to:

Matrix Bancorp, Inc.
700 17th Street, Suite 2100
Denver, Colorado 80202
Telephone:        (720) 932-4208
Facsimile:        (720) 946-1171
Attention:        Allen McConnell, General Counsel

                                                                      EXHIBIT B

                                     FORM OF
                            CERTIFICATE OF FORMATION

     This   Certificate  of  Formation  of  Matrix  Asset  Management  LLC  (the
"Company") is being executed by the undersigned for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act.

     FIRST: The name of the Company is:

                           Matrix Asset Management LLC

     SECOND: The address of the registered office of the Company in Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808, and its registered agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned, being the individual forming the Company, has executed, signed, and acknowledged this Certificate of Formation this 19th day of May 2004.


                                                 ______________________________
                                                 Authorized Person


                                      B-1